UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 18, 2003

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

100 FILLMORE STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 Message from Mark Whiston, CEO

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit No.	Document

99.1	Message from Mark B. Whiston, Chief Executive Officer of Janus Capital Group Inc.

Item 9. Regulation FD Disclosure

Janus Capital Group Inc. is furnishing, for purposes of Regulation FD disclosure, a message from its Chief Executive Officer, Mark B. Whiston providing a progress update on frequent trading issues and related actions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: November 18, 2003	By:	/s/ Mark B. Whiston Mark B. Whiston Vice Chairman of the Board, President, Chief Executive Officer and Director

2

EXHIBIT INDEX

Exhibit No.	Document

99.1	Message from Mark Whiston, Chief Executive Officer of Janus Capital Group Inc.